EXHIBIT 99.2


[QWEST LOGO]                                                     [U S WEST LOGO]



                [QWEST LOGO]                        [U S WEST LOGO]

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[QWEST LOGO]                                                     [U S WEST LOGO]



                                  July 19, 1999


This presentation contains forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest and U S WEST with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

These materials include analysts' estimates and other information prepared by third parties for which the companies assume no responsibility. The companies undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The Qwest and U S WEST logos are registered trademarks of Qwest Communications International Inc. and U S WEST, Inc. in the U.S. and certain other countries.

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                Joe Nacchio                         Sol Trujillo

                  Chairman                            Chairman
                     and                           President and
          Chief Executive Officer             Chief Executive Officer

                [QWEST LOGO]                      [U S WEST LOGO]

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[QWEST LOGO]                                                     [U S WEST LOGO]



                        A $65 billion merger forming the
                       benchmark large-cap growth company
                     in the communications / Internet sector
                              for the new millenium


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[QWEST LOGO]                 Transaction Summary                 [U S WEST LOGO]
                             -------------------

o  Strategic merger

o  Combined equity value of $65 billion

o Qwest is offering $69 per share in Qwest common stock within a "collar" range of $28.26 to $39.90 per Qwest share

o  Collar may be satisfied in stock or cash below $38.70

o  Transaction value of $36.5 billion at current market prices

o  Stock received is tax-free to U S WEST shareholders

o  Annual dividend of $0.05 per share

o  Expected to close by mid-year 2000

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[QWEST LOGO]                   The Right Merger                  [U S WEST LOGO]
                               at the Right Time
                               -----------------



                           o  Shared Vision

                           o  Highly Complementary Assets

                           o  Vertical Integration

                           o  Accelerated Growth

                           o  Time to Market

                           o  Low-Cost Provider

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[QWEST LOGO]                   Strategic Rationale               [U S WEST LOGO]
                               -------------------

                                     GROWTH


                               Worldwide broadband           [Text at left
                            end-to-end infrastructure         encapsulated in
                         Expanded products and services       Up Arrow Graphic]
                                    Customers
                                  Distribution
                                Operating systems
                              People and processes
                                   Integration

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[QWEST LOGO]                     Creation of a                   [U S WEST LOGO]
                              Powerful New Company
                              --------------------


                         Qwest         U S WEST          Combined

Revenue (1999E)          $3.6B          $13.2B            $16.8B

EBITDA (1999E)           $0.75B         $5.8B             $6.6B

Customers                4M             25M               29M

Employees                9,000          55,000            64,000

Equity Value             $28.5B         $36.5B            $65.0B
(7/16/99)                               (deal price)

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[QWEST LOGO]                     Enhancing the                   [U S WEST LOGO]
                             Productivity of Capital
                             -----------------------


             o  Capital redeployment:
                                                    2000-2005
             -------------------------------------------------
             Capital expenditure synergies          $2.2B
             Dividend redirected                     5.3
             -------------------------------------------------
             Total                                  $7.5B
             -------------------------------------------------

             o  To be re-invested in:
               -  Internet applications and hosting
               -  Facility based CLEC
               -  Out-of-region broadband access, Internet services
               -  Wireless expansion
               -  Video entertainment

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[QWEST LOGO]                    Combined Company                 [U S WEST LOGO]
                              Key Financial Metrics
                              ---------------------


Graph depicting numerical data presented below

                          2000            2005          CAGR
                         ------          ------        ------
          Revenue        $18.5B         $38-40B        15-17%

          EBITDA         $ 7.4B         $18-19B         20%





This information includes financial projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Neither Qwest nor U S WEST undertake any obligation to publicly release any revisions to any financial projections or other forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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[QWEST LOGO]                       Network and                   [U S WEST LOGO]
                               Distribution Assets
                               -------------------


      Qwest                                        U S WEST

Greatest Capacity, Most Advanced Broadband Network in the World

-  1.3M worldwide fiber miles               -  1.7M fiber miles
-  18,815 route miles in US                 -  40,400 route miles
-  1,400 route miles in Mexico              -  7,000 Metro fiber rings
-  8,100 route miles in Europe              -  18,000 SONET nodes
-  400 STM-1s (Europe, Asia Pac)            -  13 million covered PCS POPs
   (67 Gbps)

Strong Local Markets with Capability to Deliver Worldwide

-  80 sales offices                          -  71 sales offices
-  1,000 sales reps                          -  5,500 sales reps
-  12,000 distributors                       -  1,500 distributors/agents
-  Presence in 14 countries

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                              Internet / Broadband
                                  Capabilities
                              --------------------

      Qwest                                      U S WEST

           Largest worldwide IP Backbone, most frame relay switches, largest worldwide applications service provider


-  7 Cyber Centers (hosting centers)  -  1 hosting center
-  50,000 OC-48 IP miles              -  45 DSL markets
-  225 IP routers                     -  5.5M DSL lines passed
-  130 Frame/ATM switches             -  50,000 DSL customers
-  National fixed wireless access     -  4,000 VDSL customers
-  Cyber.Solutions                    -  150 IP routers
   -  KPMG                            -  65,000 Frame Relay nodes
   -  Oracle                          -  417 Frame switches
   -  SAP                             -  93 ATM switches
   -  Siebel                          -  !NTERPRISE data networking services
-  Partnerships                       -  U S WEST.net Consumer Internet Services
   -  Microsoft                       -  U S WEST DEX
   -  HP                              -  InterAct Business Internet Services
   -  Netscape/AOL

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[QWEST LOGO]                   National Broadband                [U S WEST LOGO]
                             Expansion to 25 Markets
                             -----------------------

Map of the US depicting the following types of expansion into the listed markets:

18 Announced Metropolitan Networks             7 Fiber Expansion Cities
----------------------------------             ------------------------
Albany, NY                                     Detroit, MI
Austin, TX                                     Kansas City, MO
Baltimore, MD                                  Orange County, CA
Boston, MA                                     Pittsburgh, PA
Chicago, IL                                    St. Louis, MO
Cleveland, OH                                  San Diego, CA
Dallas, TX                                     San Francisco, CA
Houston, TX
Indianapolis, IN
Los Angeles, CA
New York, NY
New York area (2 networks)
Philadelphia, PA
Sacramento, CA
San Antonio, TX
San Jose, CA
Washington, DC

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[QWEST LOGO]                   Combined Broadband                [U S WEST LOGO]
                                  Capabilities
                               ------------------

Map of the US depicting Domestic Fiber Routes throughout the United States as well as numerous cities with broadband capability equipment as follows:

Austin TX
---------
Metropolitan Rings, DSL, TERA POP

Boston, MA
----------
Metropolitan Rings, DSL, Fixed Wireless, TERA POP

Chicago, IL
-----------
Metropolitan Rings, DSL, Fixed Wireless, TERA POP

Dallas, TX
----------
Metropolitan Rings, DSL, Fixed Wireless, TERA POP

Denver, CO
----------
CyberCenters, DSL, Fixed Wireless, U S WEST DSL, TERA POP

Houston, TX
-----------
Metropolitan Rings, DSL, Fixed Wireless, TERA POP

Los Angeles, CA
---------------
Metropolitan Rings, DSL, Fixed Wireless, Future Metro Rings, CyberCenters, TERA POP

Minneapolis, MN
---------------
DSL, Fixed Wireless, U S WEST DSL, TERA POP

Philadelphia, PA
----------------
Metropolitan Rings, DSL, Fixed Wireless, TERA POP

Phoenix, AZ
-----------
VDSL, U S WEST DSL, Fixed Wireless, TERA POP

Portland, OR
------------
DSL, Fixed Wireless, U S WEST DSL, TERA POP

Sacramento, CA
--------------
Metropolitan Rings, DSL

Salt Lake City, UT
------------------
U S WEST DSL, DSL, TERA POP

San Diego, CA
-------------
DSL, Future Metro Rings, TERA POP

San Francisco, CA
-----------------
CyberCenters, DSL, Fixed Wireless, Future Metro Rings, TERA POP

Tampa, FL
---------
DSL, Fixed Wireless

Washington, DC
--------------
CyberCenters, Metropolitan Rings, DSL, Fixed Wireless


The map depicts the presence of these capabilities in other less urban areas of the country as well.

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[QWEST LOGO]                   Worldwide Multimedia              [U S WEST LOGO]
                                     Network
                               --------------------

                         3 Million Fiber Miles Worldwide

[Map of US, Mexico, Japan and Europe and Atlantic and Pacific Oceans illustrating international Fiber Network of the Combined Company.]

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[QWEST LOGO]              Strategic Growth Initiatives           [U S WEST LOGO]
                          ----------------------------


o Accelerate deployment of broadband access, Internet and hosting services out of region

o   Aggressively grow in-region opportunities
     - High speed access (xDSL)
     - Long distance
     - Video / entertainment
     - Wireless
     - Integrated products and services

o  Capitalize on national leadership in Internet-based applications and hosting

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[QWEST LOGO]                Revenue Synergy Sources              [U S WEST LOGO]
                                  (2000-2005)
                            -----------------------

                       o $12B+ of gross revenue synergies


Pie chart depicting breakdown of source contributions to gross revenue synergies:

      In-Region Long Distance                                26%

      In-Region Local/Internet/Hosting Services              19%

      Out-of-Region CLEC/LD Services                         34%

      Out-of Region DLEC/Internet/Hosting                    21%


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[QWEST LOGO]                       In-Region:                    [U S WEST LOGO]
                                 Long Distance                   [Pie Chart 26%]
                                 -------------

o  Rapid market share gain (Post 271)
    - Powerful wide area and local product combinations

o  Extensive and complementary distribution channels
    - U S WEST consumer / small business strength
    - Qwest mid market and large account strength

o  Low cost position


                    2002    2005    CAGR
                    ----    ----    ----
Revenue Impact      $0.3B   $1.7B   75%

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[QWEST LOGO]                      In-Region:                     [U S WEST LOGO]
                      Local / Internet / Hosting Services        [Pie Chart 19%]
                      -----------------------------------

o  Improved retention of In-Region base

o  Increased share in consumer and business Internet services

o  Extension of Cyber.Solutions hosted applications into small business market

o  Additional distribution channels selling packages of services


                    2002    2005    CAGR
                    ----    ----    ----
Revenue Impact      $0.2B   $0.7B   50%


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[QWEST LOGO]                     Out-of-Region:                  [U S WEST LOGO]
                               CLEC / LD Services                [Pie Chart 34%]
                               ------------------

o  Aggressively build & operate a CLEC out of region in 20+ markets

o  Offer a suite of fiber-based CLEC, LD and Internet services

o  Enhance U S WEST systems and Qwest broadband reach


                    2002      2005     CAGR
                    ----      ----     ----
Revenue Impact      $0.2B     $2.3B    125%

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 [QWEST LOGO]                    Out-of-Region:                  [U S WEST LOGO]
                           DLEC / Internet / Hosting             [Pie Chart 21%]
                           -------------------------

o  Aggressively build DSL DLEC facilities in top 25 markets

o Extend integrated bundle to SME market of broadband access, Internet services, hosting, integration and LD

o  Extend In-Region frame relay, private line and Internet networks nationwide


                    2002      2005      CAGR
                    ----      ----      ----
Revenue Impact      $0.2B     $1.1B     75%

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[QWEST LOGO]               Operating Expense Synergies           [U S WEST LOGO]
                                  (2000-2005)
                           ---------------------------
                       o $4.4B operating expense synergies



Pie Chart depicting breakdown of source contributions to operating expense synergies:


                       Sales and Marketing             13%

                       Corporate                       42%

                       Systems                         17%

                       Network                         28%


o  Expense synergies represent less than 5% of combined company expenses

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[QWEST LOGO]                   Capital Synergies                 [U S WEST LOGO]
                                  (2000-2005)
                               -----------------

                          o $2.2B+ avoided investments




Pie Chart depicting breakdown of source contributions to capital synergies:


                       Network                         35%

                       Systems                         24%

                       Platform Development            41%


o Capital synergy dollars will be redeployed to support growth of combined business

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[QWEST LOGO]                    Synergy Summary                  [U S WEST LOGO]
                                ---------------


($ in millions)                    2002                2000-2005
---------------               -------------         ---------------
Revenue (EBITDA Impact)*         $350-400             $4,000-4,200
Operating Expenses               $700-800             $4,300-4,500
Capital                          $450-500             $2,200-2,300
                               ------------          --------------
Total                          $1,500-1,700          $10,500-11,000

* $12B+ gross revenue synergies net of related costs.


Reflects additional synergies that have been identified jointly since announcement of merger proposal

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[QWEST LOGO]                   Combined Revenue                  [U S WEST LOGO]
                            Grows to $38-40B in 2005
                            ------------------------

                                15-17% Total CAGR


Chart depicting growth in revenues by business unit:


                                2000          2005           CAGR
                                ----          ----           ----

         IP/Data                 17%           44%           40+%

         Long Distance           17%           20%           20+%

         Other*                  26%           17%           5+%

         Local                   40%           19%            1%



* Directory, wireless, access, wholesale and construction.

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[QWEST LOGO]               Combined Company Will Grow            [U S WEST LOGO]
                             Aggressively Nationwide
                           --------------------------

                                Combined Revenue
                                15-17% Total CAGR


Chart depicting growth in revenue by region:


                                2000          2005           CAGR
                                ----          ----           ----

         Out-of-region           25%           60%           29%

         In-region               25%           60%           10%

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[QWEST LOGO]                                                     [U S WEST LOGO]



                [QWEST LOGO]                      [U S WEST LOGO]

                           Qwest: The Large Cap Growth
                             Communications/Internet
                                    Benchmark
                              for the New Millenium

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[QWEST LOGO]                                                     [U S WEST LOGO]



                [QWEST LOGO]                      [U S WEST LOGO]